As filed with the Securities and Exchange Commission on April 28, 2006

Registration Nos. 2-81150

811-3634

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

POST-EFFECTIVE AMENDMENT No. 29	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT No. 30	☒

(Check appropriate box or boxes)

THE GUARDIAN BOND FUND, INC.

(Exact Name of Registrant as Specified in Charter)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (212) 598-8359

Richard T. Potter, Jr., Esq.

c/o The Guardian Insurance &

Annuity Company, Inc

7 Hanover Square

New York, New York 10004

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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May 1, 2006

THE GUARDIAN BOND FUND, INC.

INVESTMENT OBJECTIVE

THE GUARDIAN BOND FUND'S primary investment objective is to secure maximum current income without undue risk to principal. Capital appreciation is a secondary objective.

Availability of the Fund

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the Commission determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, are not insured by the Federal Deposit Insurance Corporation, the National Credit Union Association, the Federal Reserve Board or any other agency, and involve investment risk, including possible loss of the principal amount invested.

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Investment grade bonds

Investment grade bonds are those that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality.

The Fund's principal investment strategies

Under normal circumstances, at least 80% of the value of the Fund's net assets, including any borrowings for investment purposes, is invested in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. Investment grade securities are bonds that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality.

Debt obligations are written promises by the borrower to pay interest for a specified period and to repay the debt on a specified date or over time. Interest can be payable at a fixed, variable, or floating rate or, as in the case of zero coupon bonds, the obligation can be purchased at a discount from its face value in place of interest.

Guardian Investor Services LLC (GIS), the Fund's investment adviser, allocates the Fund's investments among the various sectors of the debt market by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within the sector allocations, the investment adviser selects individual securities by considering yield, potential appreciation, credit quality, maturity and degree of risk relative to other securities in the sector. The Fund maintains a stable intermediate duration (between 3 and 10 years), but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond (or bond fund) with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

Most of the debt obligations in the Fund are rated investment grade. This means they are secured or unsecured obligations rated in one of the four highest categories by a nationally recognized statistical ratings organization such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. If the securities are unrated they must be deemed to be of comparable quality by GIS, the Fund's investment adviser. Some of the Fund's assets may have lower ratings, either because they were downgraded after the Fund acquired them or because they have strong prospects of being raised to investment grade. Debt securities rated below investment grade are commonly known as junk bonds, and are described in the section called Risks and special investment techniques. Normally, less than 10% of the Fund's assets will be invested in lower rated securities.

The Fund may invest in mortgage-backed securities. These securities represent interests in pools of commercial or residential mortgages. The

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Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by the U.S. government or a U.S. government agency or supported by the credit of a private entity.

The Bond Fund may also invest in asset-backed securities. These are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are issued primarily by non-government entities.

The Bond Fund may invest in so-called Yankee securities. Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets. Additionally, from time to time, the Bond Fund may invest up to 10% of the value of its net assets in other foreign securities denominated in U.S. dollars.

The Fund also invests in Treasury bills, notes and bonds, which are backed by the U.S. government.

The Bond Fund may engage in dollar roll and reverse repurchase agreement transactions when the investment adviser believes it would be advantageous. For more information, see the section called Risks and special investment techniques.

To earn additional income, the Fund may lend its portfolio securities to securities dealers, banks and other institutional investors. See the section called Risks and special investment techniques for more information on securities lending.

The principal risks of investing in the Fund

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations, particularly mortgage-related securities, will be prepaid when interest rates are lower). Because the Fund may invest up to 10% of its net assets in U.S. dollar denominated securities of foreign governments and other foreign issuers that are settled overseas, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. See the section called Risks and special investment techniques for a discussion of the debt market and foreign market risks of investing in this Fund.

Bonds in the Fund's portfolio which are downgraded present extra risks because the issuer is considered less likely to repay the interest and principal than issuers of higher-quality bonds. Lower quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.

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While the Fund does not expect to have a significant portion of its assets in lower-quality debt, you should review the risks of lower-quality debt investments in the section called Risks and special investment techniques.

The Fund may invest in mortgage-backed securities. Although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

The Fund may invest in zero coupon securities. Since these securities do not pay interest, they fluctuate more in value than interest-bearing securities. For more information, see the section called Risks and special investment techniques.

The Fund may experience a relatively high portfolio turnover, resulting in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GIS's continuing asset allocation efforts among various sectors of the bond markets.

How the Fund has performed

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year for the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect separate account or variable insurance contract fees or charges. If these fees and charges were reflected, the Fund's returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

Year-by-year returns

Total returns
(Year ended December 31)

Highest and lowest quarters

During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

Best quarter

4.89% for the quarter ended 9/30/2001.

Worst quarter

–2.56% for the quarter ended 6/30/2004.

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Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

Average annual total returns

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1, 5 and 10-year periods ended December 31, 2005. It compares the Fund's performance with the Lehman Brothers Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity. Past results do not necessarily indicate how the Fund will perform in the future.

	1 year	5 years	10 years
The Guardian Bond Fund	2.35%	5.89%	5.82%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

Fees you pay directly

Maximum sales charge to buy shares, as a % of the offering price	Maximum deferred sales charge to sell shares, as a % of the original purchase price or sale proceeds, whichever is lower
None	None

Annual fees and expenses deducted from the Fund's assets
(as a percentage of average net assets)

Management fees	Distribution (12b-1) fees	Other expenses	Total
0.50%	None	0.09%	0.59%

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EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

The example assumes:

•  you invest $10,000 for the time periods shown and redeem your shares at the end of the period

•  your investment has a 5% return each year

•  the Fund's operating expenses do not change.

Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

The costs of investing in the Fund would be:

1 year	3 years	5 years	10 years
$60	$189	$329	$738

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RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's investment adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

Debt risks

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments, if any of the following occur:

•  interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

•  the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

•  as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

•  as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

•  the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk, since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

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Prepayment and extension risk

There is also the possibility that a debt security could be prepaid or "called" before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

Junk bond risk

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them.

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Fund to sell these securities at the time it sees fit.

Foreign market risks

Investing in foreign securities involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities.

Asset allocation risk

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will

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THE GUARDIAN BOND FUND, INC.

maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

Temporary defensive position

The Fund may take a temporary defensive position in response to emergency or extraordinary circumstances. The Fund may invest in cash, cash equivalents and repurchase agreements and may borrow up to 33 1/3% of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

Portfolio turnover

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional costs associated with the turnover which will reduce the Fund's return. In addition, the Fund serves as an underlying fund in which The Guardian VC Asset Allocation Fund may invest. Purchases and redemptions by The Guardian VC Asset Allocation Fund might affect the portfolio turnover rate for the Fund.

SPECIAL INVESTMENT TECHNIQUES

Borrowing

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940 limits borrowings to 33 1/3% of a mutual fund's total assets. Amounts borrowed, together with any outstanding obligations relating to dollar rolls, reverse repurchase agreements or similar transactions will not exceed the 33 1/3% limit.

Credit Derivatives

The Fund may invest in credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct investment in a particular security or (ii) to adjust a Fund's asset allocation or risk exposure to the corporate credit sector of the fixed income market or (iii) for hedging purposes. They may not be used for speculation. These investments may create additional investment risks including, for example, a default by the counterparty that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. Under normal market conditions, no Fund intends to invest more than 5% of its total assets in credit default swaps.

Dollar roll and reverse repurchase transactions

In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type

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and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it segregates assets — typically U.S. government securities or liquid, unencumbered securities — whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GIS believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowing, above.

Illiquid securities and exempt commercial paper

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund's investment restrictions currently limit the Fund's investments in illiquid securities to 15% of total assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Investment grade securities

Investment grade securities are secured or unsecured debt obligations that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group rate as Aaa or AAA (the highest quality) to Baa or BBB.

Money market instruments

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are

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written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

Repurchase agreements

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties.

Securities lending

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

When-issued or delayed-delivery transactions

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

Yankee securities

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

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Zero coupon bonds

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

Other

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

Changes to certain policies

Under normal circumstances, the Fund will invest at least 80% of its total assets in investments suggested by its name, as described above, under "The Fund's principal investment strategies." The Fund will provide 60 days' written notice to shareholders of a change to this non-fundamental policy.

Disclosure of portfolio holdings

The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.

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FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

The Fund's investment adviser

Guardian Investor Services LLC ("GIS") is the investment adviser for the Fund. GIS is a Delaware limited liability company, which is wholly owned by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware insurance company. GIAC is wholly owned by The Guardian Life Insurance Company of America ("Guardian Life"), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, and selects brokers to effect transactions. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by GIAC.

The investment adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GIS a fee at the annual rate of 0.50% of average net assets.

A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the year ended December 31, 2005.

Portfolio managers

Howard Chin has served as co-portfolio manager of the Fund. He has managed the Fund since January 1998. Mr. Chin has been a Managing Director of Guardian Life since 1997. He also manages part of the fixed income assets of Guardian Life and the fixed income assets for other Guardian subsidiaries.

Robert J. Crimmins, Jr. serves as co-portfolio manager of the Fund. Mr. Crimmins has been a Senior Director of Guardian Life since March 2001. He was Assistant Vice President, Fixed Income Investments, prior thereto.

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, any other accounts managed by the portfolio manager(s), and each portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.

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BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

•  trading on the New York Stock Exchange (NYSE) is restricted

•  the NYSE is closed for other than weekends and holidays

•  an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

•  as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

Risks of excessive short-term trading

Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.

Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.

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Other types of securities that a Fund may hold, such as small-cap stocks and high yield securities, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

Fund policies and procedures

The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•  limiting the frequency of transfers to not more than once every 30 days;

•  imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•  requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•  refusing to act on instructions of an agent acting under a power of attorney on your behalf;

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•  refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or

•  impose a holding period between transfers.

Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:

•  an unusually large number of shares of the Fund are sold within a short period of time after purchase;

•  two or more purchases and redemptions are made within a short period of time;

•  a contractowner's transaction history with the Fund suggests a timing pattern or strategy;

•  we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.

While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but a Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.

The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.

PROSPECTUS

THE GUARDIAN BOND FUND, INC.

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

Share price

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.

NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.

Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for the Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.

Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of a Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

Fair value pricing may also be used for high yield and municipal bonds when their prices become stale due to lack of trading activity, or are determined for other reasons not to accurately reflect their fair values.

THE GUARDIAN BOND FUND, INC.

PROSPECTUS

Dividends, distributions and taxes

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interest of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

A relatively small portion of the Fund's investment income may be received from sources within foreign countries and be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitles certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

Other information about the Fund

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

PROSPECTUS

THE GUARDIAN BOND FUND, INC.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

	Year ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.11	$12.25	$12.52	$11.99	$11.75
Income from investment operations
Net Investment Income	0.50	0.51	0.50	0.57	0.69
Net Realized and Unrealized Gain/(Loss) on Investments	(0.21)	0.00 (1)	0.09	0.55	0.34
Net Increase from Investment Operations	0.29	0.51	0.59	1.12	1.03
Dividends and distributions to shareholders from
Net Investment Income	(0.49)	(0.52)	(0.48)	(0.55)	(0.73)
Net Realized Gain on Investments	(0.09)	(0.13)	(0.38)	(0.04)	(0.06)
Total Dividends and Distributions	(0.58)	(0.65)	(0.86)	(0.59)	(0.79)
Net Asset Value, End of Year	$11.82	$12.11	$12.25	$12.52	$11.99
Total Return*	2.35%	4.21%	4.73%	9.47%	8.86%
Ratios /Supplemental data
Net Assets, End of Year (000's omitted)	$328,708	$345,993	$384,642	$435,089	$357,892
Ratio of Expenses to Average Net Assets	0.59%	0.57%	0.56%	0.56%	0.57%
Ratio of Net Expenses Excluding Interest Expense to Average Net Assets	0.58%	0.57%	0.56%	0.56%	0.56%
Ratio of Net Investment Income to Average Net Assets	4.06%	4.02%	3.75%	4.55%	5.41%
Portfolio Turnover Rate	169%	217%	215%	249%	414%

(1)  Rounds to less than 0.01.

*  Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

THE GUARDIAN BOND FUND, INC.

PROSPECTUS

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address, unless you instruct us otherwise.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Branch of the SEC's Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington D.C. 20549-0102.

Custodian, Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 Act File No. 811-3634

PROSPECTUS

THE GUARDIAN BOND FUND, INC.

THE GUARDIAN BOND FUND, INC.

7 Hanover Square, New York, New York 10004

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Guardian Bond Fund, Inc. (the "Fund") dated May 1, 2006. This Statement of Additional Information has been incorporated by reference into the Prospectus. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services LLC®, 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. Please retain this document for future reference.

The Fund's Annual Report for the year ended December 31, 2005 is incorporated by reference into this Statement of Additional Information. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus. For a free copy of the Annual Report, call 1-800-221-3253.

STATEMENT OF ADDITIONAL INFORMATION

FUND ORGANIZATION

The Fund is registered with the SEC as an open-end, diversified, management investment company. It is incorporated in Maryland and commenced its operations in March 1983.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the lesser of the vote of (a) 67 percent of the voting securities of the Fund at a meeting where more than 50 percent of the outstanding voting securities are present in person or by proxy, or (b) more than 50 percent of the outstanding voting securities of the Fund. All percentage restrictions on investments apply when an investment is made. A later increase or decrease beyond a specified limit that results from a change in value or net assets shall not constitute a violation of the applicable restriction.

Fundamental Restrictions (may not be changed without shareholder approval)

Pursuant to the following fundamental restrictions, the Fund may not:

  1.  Make any purchase that would result in the Fund ceasing to be ''diversified'' within the meaning of the 1940 Act, applicable rules thereunder and any orders or interpretations of the Securities and Exchange Commission (''1940 Act rules and orders'').

  2.  Borrow money, except to the extent permitted by the 1940 Act, rules and orders.

  3.  Purchase any securities other than the obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

  4.  Purchase or sell real estate, although the Fund may (a) purchase and sell securities of issuers that deal in real estate, (b) purchase and sell securities that represent interests in real estate and (c) acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

  5.  Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

  6.  Engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.

  7.  Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission.

  8.  Issue any senior securities except as permitted by the 1940 Act, rules and orders.

Non-Fundamental Restrictions (may be changed by Board without shareholder approval)

Pursuant to the following non-fundamental restrictions, the Fund may not:

  1.  Invest in (a) securities which at the time of investment are not readily marketable, (b) securities that are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above.

  2.  Invest in the securities of any company for the purpose of exercising control or management.

  3.  Purchase the securities of any other investment company, except in accordance with the 1940 Act, rules and orders.

  4.  Purchase securities on margin or make any short sales of securities, except as permitted by applicable law.

  5.  Pledge, mortgage or hypothecate the Fund's assets, except as permitted by applicable law.

The Fund will provide 60 days' written notice to shareholders of a change in the Fund's non-fundamental policy of investing 80% of the value of the Fund's total assets in different kinds of investment grade debt obligations.

THE GUARDIAN BOND FUND, INC.

INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

Mortgage-Backed Securities

The Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, so they are multi-class bonds. CMO classes typically have different interests in the stream of interest and principal payments from an underlying pool of mortgages. Hence, the classes are paid sequentially according to the payment structure of the CMO. Mortgage pass-throughs and CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Privately issued mortgage-backed securities purchased by the Fund must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loan securities. Whole loan securities are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds, which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so the proceeds from prepaid mortgage-backed securities are then likely to be reinvested at lower interest rates.

Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments tend to occur more rapidly after interest rates generally have declined. The return provided to the Fund will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Fund may suffer losses on prepaid obligations which were acquired at a premium.

When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value while held by the Fund will have an adverse impact on the Fund's total return.

Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments ("IOs") and one class receives only principal payments ("POs"). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Fund's Board of Directors has adopted

STATEMENT OF ADDITIONAL INFORMATION

procedures for the use of its investment adviser, Guardian Investor Services LLC ("GIS"), when ascertaining the liquidity and fair value of its investments, including its mortgage-backed securities holdings. There is no guarantee that the Fund's investments in mortgage-backed securities will be successful, and the Fund's total return could be adversely affected as a result.

Asset-Backed Securities

Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMOs. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

One of the principal characteristics which distinguishes asset-backed securities from mortgage-backed securities is that asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages but may have average lives up to 10 years. These securities, all of which are issued by non-governmental entities, carry no direct or indirect governmental guarantees.

Trust Preferred Securities

The Fund may also invest in trust-preferred (or capital) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently permit the issuing entity to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default.

At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Fund will reconsider the appropriateness of continued investment in these securities.

Some of the Fund's investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund's performance.

Securities Lending

The Fund may lend its portfolio securities to broker-dealers, banks or other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Fund will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Fund can increase its income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Fund's credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral if a borrower should fail financially.

The Fund will cease to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3% of its total assets. A significant portion of the Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending its securities, and acquiring debt securities, the Fund will not make loans to other persons.

The Fund will typically receive commitment fees from the borrower which are normally payable upon the expiration of the loan transactions. If the Fund calls the loaned securities prior to the expiration date of the loan transactions, the Fund may not be entitled to receive the entire commitment fee. The Fund does not expect to call

THE GUARDIAN BOND FUND, INC.

loaned securities prior to the loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including the entire commitment fee. Loan transactions can be structured to permit similar, but not necessarily identical, securities to be returned to the Fund upon the expiration of a loan.

Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by GIS to be creditworthy and will not be made unless, in GIS's judgment, the income that can be earned justifies the risk. The Fund could also suffer a loss in the event of losses on investments made with cash collateral.

In the event a borrower is unable to complete a loan transaction, or in the event of any default or insolvency of a borrower, the Fund will retain the collateral it received in connection with the loan transaction. In the event that the borrower defaults on its obligation to return the loaned securities, the Fund could suffer a loss to the extent that the market value of the collateral falls below that of the loaned securities. If the collateral is insufficient to fully satisfy its rights under the loan agreement, the Fund will take whatever steps it deems advisable to satisfy its claim.

The Fund may pay reasonable custodian and administrative fees in connection with the loans.

Dollar Roll and Reverse Repurchase Agreements

The Fund may engage in dollar roll and reverse repurchase agreement transactions when the investment adviser believes it would be advantageous to do so. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. The Fund may also receive interest income similar to that received in the case of dollar rolls.

The Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. The Fund's use of the transaction proceeds may be restricted pending such decision.

Whenever the Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. Government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit the Fund's ability to pursue other investment opportunities.

Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy the Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GIS believes that these transactions do not present the risks associated with other types of leverage. The Fund does not intend to enter into dollar roll or reverse repurchase agreement transactions other than in such circumstances or for temporary or emergency purposes. In addition, the staff of the Securities and Exchange Commission has taken the position that dollar roll and reverse repurchase agreement transactions are deemed to be borrowings within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Although the Fund intends to engage in such transactions only in the limited circumstances described above, the use of such transactions will be subject to the Fund's investment limitation on borrowings, which limits the aggregate borrowings of the Fund to no more than 33 1/3% of the value of the Fund's total assets.

STATEMENT OF ADDITIONAL INFORMATION

Repurchase Agreements

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the seller (i.e., a bank or securities dealer) to repurchase the debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents, and are marked-to-market daily during their respective terms. Costs, delays or losses could result if the seller becomes bankrupt or is otherwise unable to repurchase a security that is subject to a repurchase agreement. To attempt to minimize this risk, the Fund's Board of Directors periodically receives and reviews information about the creditworthiness of securities dealers and banks which enter into repurchase agreements with the Fund. The Fund will not enter into a repurchase agreement which matures in more than seven days, if, as a result, more than 15% of its net assets would be invested in illiquid securities.

When-Issued or Delayed-Delivery Transactions

In when-issued or delayed-delivery transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risk of ownership, including the risk of price fluctuation. If the Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

The Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Fund does not engage in these transactions to speculate on interest rate changes. However, the Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when the Fund commits to buy particular securities and make payment in the future, it must segregate cash or liquid, unencumbered securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, the Fund will instruct the custodian to segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment adviser's ability to pursue other investment opportunities.

Credit Derivatives

The Fund may invest in credit default swaps and credit default index investments. Credit derivatives allow the Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers (a "credit derivative index"). These transactions are documented through swap agreements, which are two-party contracts. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of default. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of default.

Credit derivatives present investment risks that may subject the Fund to greater volatility than investments in more traditional securities. The Fund's investment in credit default swaps and credit default index swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the swap is based. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. If an event of default occurs, the Fund (if the buyer) will receive the full notional value of the issue on which the swap is based (the "reference asset"), which may have little or no value. If the Fund is the seller, it will receive a fixed rate of income throughout the term of the contract, typically six months to one year, provided there is no event of default. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference asset on which the swap is based. Credit derivatives may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out a Fund's investment at a reasonable price, which could turn an expected gain into a loss. The Fund does not intend to invest materially (over 5% of its total assets) in credit default swaps.

RATINGS OF DEBT OBLIGATIONS

Nationally recognized statistical ratings organizations ("NRSROs") are private services that rate the credit quality of corporate debt obligations. A description of the range of ratings assigned to such obligations by two leading NRSROs (i.e., Moody's and Standard & Poor's) is included in the Appendix to this Statement of Additional Information.

THE GUARDIAN BOND FUND, INC.

The Fund primarily purchases "investment grade" debt securities, or those which are rated in one of the top four rating categories established by NRSROs. However, as noted in the Prospectus, a small portion of the Fund's assets may be invested in securities rated lower than "investment grade." Such holdings typically result when securities that were acquired by the Fund as "investment grade" securities are subsequently downgraded.

Lower rated debt securities may be subject to certain risks not typically associated with "investment grade" debt securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, and, in turn, adversely affect their marketability; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors has adopted a policy for the Fund generally prohibiting the release of portfolio holdings information to any person except in limited circumstances or as required by law. Approximately 5 weeks following the end of each quarter, the Fund provides a listing of its 10 largest portfolio holdings, as well as other Fund information, on the Fund's website at www.guardianinvestor.com. Once posted on the website, this information is also available free of charge by calling 1-800-221-3253. In addition, the Fund files its complete portfolio holdings with the SEC on a semi-annual basis on Form N-CSR and within 60 days following the Funds' first and third fiscal quarters on Form N-Q. A link to the Fund's portfolio holdings information is accessible on the Fund's website. Portfolio holdings information is updated when the Fund files its next report on Form N-CSR or Form N-Q.

Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes only with the prior authorization of the Chief Compliance Officer. The Fund's investment adviser or sub-adviser, transfer agent and custodian, financial printers, auditors, proxy voting service providers and pricing services, may be provided with the Fund's portfolio holdings information only to the extent necessary to perform services under their agreements with the Fund. If the Fund's portfolio holdings are released pursuant to an arrangement with these parties or any other party, the Fund must have a legitimate business purpose for doing so, and neither the Fund nor its affiliates may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. In addition, the receiving party must sign a written confidentiality agreement that provides that the recipient may not: (1) disclose portfolio holdings information to third parties; (2) trade on such information; and (3) use such information for any purposes whatsoever other than for the purposes for which such information was furnished. The party receiving such information also must have procedures in place to prevent the disclosure or misuse of such information.

From time to time, the Fund may arrange to release portfolio holdings information to certain organizations following the filing of the Fund's most recent Form N-CSR or Form N-Q. The Fund has authorized State Street Bank and Trust Company, the Fund's custodian, to transmit a list of the Fund's portfolio holdings to the following independent statistical, rating and ranking organizations: Standard and Poor's Rating Group, Lipper Inc., Morningstar and Thomson Financial. In addition, the following organizations may receive portfolio holdings information from time to time in advance of the filing of the Fund's Form N-CSR or Form N-Q, in order to perform services for the Fund:

  (1)  State Street Bank and Trust Company, custodian

  (2)  Ernst & Young LLP, independent registered public accounting firm

  (3)  Institutional Shareholder Services, Inc., proxy voting service

  (4)  FT Interactive Data, pricing service

  (5)  Merrill Corp., financial printer

  (6)  R.R. Donnelley & Sons, financial printer

  (7)  Hewitt Associates, 401(k) plan administrator

STATEMENT OF ADDITIONAL INFORMATION

If portfolio holdings information is to be released to these organizations or any other third party prior to the filing of the Fund's Form N-CSR or Form N-Q, the Fund must obtain a confidentiality agreement from that party prior to the release of such information, as described above. There is no lag time required prior to the release of such information to these organizations.

The Fund's portfolio holdings information may also be released to the Fund's Directors and to the law firm representing the Disinterested Directors, in conjunction with their review of the Fund's shareholder reports, approximately 5-7 business days prior to publication of the reports. In addition, aggregated portfolio holdings information that does not specifically identify the Fund may be provided to certain parties for statistical analysis and research purposes.

Employees having access to non-public portfolio holdings information must acknowledge receipt of the Fund's policies and procedures with respect to disclosure of portfolio holdings information and to certify annually that they have (1) read the policies and procedures and (2) agree to comply with them. The policies and procedures of GIS provide that employees of GIS have a fiduciary duty not to trade on the basis of material nonpublic information and they may not disclose any material nonpublic information they possess. Information about portfolio holdings of the Guardian Funds and other clients must be kept strictly confidential. With limited exceptions, noted below, such information may not be disclosed to any person outside of Guardian. Portfolio holdings information may be shared with employees strictly on a "need-to-know" basis. Portfolio holdings information may be disclosed to service providers and rating agencies only in accordance with the Fund's policies and procedures with respect to disclosure of such information. Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes with the prior approval of the Chief Compliance Officer. No compensation or other consideration may be received by GIS, its affiliates, or any other party in connection with disclosure of information regarding a Fund's portfolio holdings. The Fund's policies and procedures with respect to the release of non-public portfolio holdings information are subject to periodic review by the Chief Compliance Officer, including a review with the Board of any conflicts of interest in the disclosures made in accordance with the policy and any exceptions granted under the policy. Exceptions to the policy may not be made, however, unless the Chief Compliance Officer, in consultation with the Board, determines that providing the portfolio holdings information is consistent with the best interests of shareholders.

PORTFOLIO TURNOVER

The Fund's annual portfolio turnover rate may vary greatly from year to year, and it will not be a limiting factor when GIS deems portfolio changes appropriate. For the years ended December 31, 2003, 2004 and 2005 the Fund's annual portfolio turnover rates were 215%, 217% and 169% respectively. An explanation of the Fund's portfolio turnover rate appears in the Prospectus.

DIRECTORS AND OFFICERS

As a Maryland Corporation, the Fund is managed by its Board of Directors. The directors meet regularly to review the Fund's investments, performance, expenses and other business affairs. The directors also elect the Fund's officers. The Board currently consists of eight directors, five of whom are not "interested persons" of the Fund within the meaning of the 1940 Act ("Disinterested Directors"). These five directors are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Fund to be recommended to the Board and has oversight responsibility for the integrity of the Fund's financial reporting process and internal controls regarding finance and accounting. The Audit Committee is also responsible for monitoring the independence and performance of the Fund's independent accountants. The Directors have adopted a written charter for the Committee. During the year ended December 31, 2005, the Audit Committee met five times. The Nominating and Governance Committee is responsible for recommending to the Board those persons to be nominated for election as Independent Directors by shareholders and oversees the administration of the Fund's Governance Procedures and Guidelines. The Fund does not hold regular annual meetings of shareholders, but may from time to time schedule special meetings. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) in writing to the Secretary of the Fund. Such submission should include information about the candidate that would be required to be included in a proxy statement. During the year ended December 31, 2005, the Nominating and Governance Committee met six times.

The directors and officers of the Fund are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Fund, (2) The Guardian Variable Contract Funds, Inc. (a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian

THE GUARDIAN BOND FUND, INC.

VC Low Duration Bond Fund, The Guardian VC High Yield Bond Fund, The Guardian VC 500 Index Fund, The Guardian UBS VC Large Cap Value Fund and The Guardian UBS VC Small Cap Value Fund), (3) The Guardian Cash Fund, Inc., (4) The Park Avenue Portfolio (a series trust consisting of The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Cash Management Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund) and (5) GIAC Funds, Inc. (a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund).

Set forth below is information about the officers and Directors of the Fund, including their principal business affiliations for the past five years.

Interested Directors*

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships
Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Dennis J. Manning (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

*  "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

†  There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

STATEMENT OF ADDITIONAL INFORMATION

Disinterested Directors

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships
Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter-Unity Group (systems optimization consulting firm), 2003 to present.

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

†  There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN BOND FUND, INC.

Disinterested Directors

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships
Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

†  There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

STATEMENT OF ADDITIONAL INFORMATION

Disinterested Directors

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships
Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, LP, 10/02 to present.

Robert G. Smith, Ph.D. (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller's Investment Advisory Committee for State Pension Funds (Commonfund).

†  There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN BOND FUND, INC.

Officers

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves
Joseph A. Caruso (1952)	Executive Vice President and Secretary	Since 1992	Director, Executive Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 4/06; Director, Senior Vice President and Corporate Secretary, since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Howard W. Chin (1952)	Managing Director	Since 1997	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	15

Robert J. Crimmins, Jr. (1960)	Senior Director	Since 2003	Senior Director, The Guardian Life Insurance Company of America since 3/01. Assistant Vice President, Fixed Income Investments, prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	15

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Alexander M. Grant, Jr. (1949)	Managing Director	Since 1993	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	15

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

†  There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

STATEMENT OF ADDITIONAL INFORMATION

Officers

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves
Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

†  There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

The Guardian Fund Complex pays Disinterested Directors directors' fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all Funds in the Guardian Fund Complex based on assets. Board committee members also receive $2,000 per committee meeting. Directors who are "interested persons" except Mr. Manning, receive the same fees, but they are paid by GIS. Mr. Manning receives no compensation for his services as a Fund Director. All officers of the Fund are employees of Guardian Life; they receive no compensation from the Fund.

Each Fund Director is also a director of The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. (formerly GBG Funds, Inc.), and a trustee of The Park Avenue Portfolio. The Fund and the other funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws.

The following table provides information about the compensation paid by the Fund and the Guardian Fund Complex to the Fund's Directors for the year ended December 31, 2005.

Compensation Table*
Disinterested Directors

Name	Aggregate Compensation from the Fund**	Accrued Pension or Retirement Benefits Paid by the Fund	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Other Members of the Guardian Fund Complex**
Frank J. Fabozzi	$4,901	N/A	N/A	$80,000
Anne M. Goggin	$4,901	N/A	N/A	$80,000
William W. Hewitt, Jr.	$4,901	N/A	N/A	$80,000
Sidney I. Lirtzman	$5,361	N/A	N/A	$87,510
Robert G. Smith	$5,820	N/A	N/A	$95,000
Kathleen C. Cuocolo	$781	N/A	N/A	$12,583
William N. Goetzmann	$750	N/A	N/A	$12,583
Steven J. Paggioli	$781	N/A	N/A	$12,583

*  Directors who are "interested persons" of the Fund are not compensated by the Fund, so information about their compensation is not included in this table.

**  Includes compensation paid to attend meetings of the Board's Audit and Nominating and Governance Committees.

THE GUARDIAN BOND FUND, INC.

Interested Directors

Name	Aggregate Compensation from the Fund	Accrued Pension or Retirement Benefits Paid by the Fund	Estimated Benefits Upon Retirement	Total Compensation from the Portfolio and Other Members of the Fund Complex
Arthur V. Ferrara	$0	N/A	N/A	$0
Leo R. Futia	$0	N/A	N/A	$0
Dennis J. Manning	$0	N/A	N/A	$0

The Fund's officers and directors had an aggregate interest of less than 1% in the Fund's outstanding shares as of April 1, 2006.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Guardian Fund Complex as of December 31, 2005.

Director Share Ownership Table

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Guardian Fund Complex(25)
Frank J. Fabozzi	$0	$50,001 – $100,000
Arthur V. Ferrara	$1 – $10,000	Over $100,000
Leo R. Futia	$1 – $10,000	Over $100,000
William N. Goetzmann	$0	$10,001 – $50,000
Anne M. Goggin	$0	$10,001 – $50,000
William W. Hewitt, Jr.	$0	$10,001 – $50,000
Sidney I. Lirtzman	$0	$10,001 – $50,000
Dennis J. Manning	$0	Over $100,000
Steven J. Paggioli	$0	$10,001 – $50,000
Robert G. Smith	$0	$10,001 – $50,000

Because GIS is wholly owned by Guardian Life, a mutual insurance company, no Director owns any securities in GIS or any entity in a control relationship to GIS.

The Fund permits "Access Persons" as defined by Rule 17j-l under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, pursuant to Rule 17j-l and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board is required to review and approve the Code of Ethics for the Adviser. The Adviser is also required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

PORTFOLIO MANAGERS

As described in the prospectus, the Fund pays to GIS a management fee based on a percentage of the Fund's average daily net assets. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund's adviser, and are not paid from any assets of the Fund or any other managed account. The portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company's assets under management.

The Fund's portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. For the Fund's portfolio managers, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life's general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian-issued life, health, disability and other insurance policies (the "Guardian Assets"). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

STATEMENT OF ADDITIONAL INFORMATION

The discussion that follows includes: (i) a description of the compensation structure applicable to the portfolio managers; (ii) information about each portfolio manager's investment in the Fund; (iii) other accounts managed by the portfolio managers; and (iv) a description of potential conflicts of interest that may arise with respect to a portfolio manager's management of the Fund.

Compensation Structure

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual's experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on the Fund's performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Beginning with fiscal year 2005 and going forward, incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. Generally, incentive compensation for a portfolio manager is warranted for performance better than the 60th percentile relative to the Lipper peer group. The index component is based on whether the Fund's performance exceeds the performance of its benchmark index. The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager's roles and responsibilities with respect to management of the mutual funds and other portfolios. For equity assets, management of the Funds accounts for substantially all of the calculation; for fixed income assets, the calculation is divided between management of the Guardian Assets and the Funds, respectively. Although under normal circumstances, the Guardian Assets substantially exceed those of the Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% or more of a manager's incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager's contribution to performance and other factors.

Under the terms of a non-qualified deferred compensation plan (the "plan"), portfolio managers must make a mandatory contribution to the plan of their incentive compensation that exceeds a certain dollar amount. For fiscal year 2005, Guardian Life contributed an additional amount to the amount deferred. Portfolio managers may allocate the deferred compensation among any of the Funds managed by GIS, which may or may not include the Fund(s) for which the portfolio manager is responsible. The deferred compensation is notionally invested, meaning it is accounted for as though it were invested in the designated Funds but is not actually so invested. The deferred compensation vests after three years.

Other Accounts. The following table provides information about other accounts managed by portfolio managers as of December 31, 2005:

Name	Type of Account*	# of Accounts	Total Assets in Accounts as of 12/31/05	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Howard Chin	a b	3 5	$193.1 million $2.5 billion	0 0	0 0
	c	0	0	0	0
Robert Crimmins	a b	3 10	$193.1 million $9.2 billion	0 0	0 0
	c	0	0	0	0

*  Key: (a) = Registered investment companies; (b) = Other pooled investment vehicles†; (c) = Other accounts

†  The portfolio managers of GIS serve as sector specialists with respect to Guardian Assets.

Conflicts of Interest

Portfolio managers for the Fund typically manage other portfolios with investment objectives and strategies that are similar to those of the Fund's. In general, the other portfolios are managed using the same investment models that are used in connection with the management of the Fund. Accordingly, Fund portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the Fund due to the

THE GUARDIAN BOND FUND, INC.

similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund. Depending on market conditions, any of these actions could have a potential adverse impact on the Fund. Because the Fund's portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of the Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in the Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with the Fund's investment policies and with the Code of Ethics of the Fund and GIS. In addition, GIS periodically reviews each portfolio manager's overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

Beneficial Ownership of Fund Shares. The portfolio managers may allocate their personal investments among various Funds as appropriate given their own investment needs. From time to time, portfolio managers may beneficially own shares of the Fund(s) for which the manager has primary day-to-day responsibility. As of December 31, 2005, neither portfolio manager owned shares of the Fund.

GUARDIAN LIFE AND OTHER FUND AFFILIATES

As of April 1, 2006, The Guardian Insurance & Annuity Company, Inc. ("GIAC") a Delaware corporation, owned 100% of the Fund's outstanding shares. Such shares were allocated among separate accounts established by GIAC. GIAC is a wholly owned subsidiary of Guardian Life. The executive offices of GIAC and Guardian Life are located at 7 Hanover Square, New York, New York 10004.

INVESTMENT ADVISER

Under the investment advisory agreement between the Fund and GIS, GIS furnishes investment advice and provides or pays for certain of the Fund's administrative costs. Among other things, GIS pays the fees and expenses of the Fund Directors who are interested persons under the 1940 Act. GIS has also agreed to assume those operating expenses of the Fund (excluding interest charges and income, franchise and other taxes) which exceed one percent (1%) of the Fund's average daily net assets for any fiscal year. For the years ended December 31, 2003, December 31, 2004 and December 31, 2005, the ratio of operating expenses to average daily net assets of the Fund did not exceed 1%, so GIS was not obligated to assume any such expenses. From time to time, GIS may, at its discretion, assume certain of the Fund's ordinary operating expenses when they are less than 1% of average daily net assets.

For the years ended December 31, 2003, 2004 and 2005, the Fund paid GIS $2,143,313, $1,799,933 and $1,653,030 respectively, under the investment advisory agreement.

The investment advisory agreement between the Fund and GIS will continue in full force and effect from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Fund's outstanding voting shares, or by vote of the Fund's Board of Directors, including a majority of the Disinterested Directors who are not parties to the agreement or of GIS, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.

If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Fund's continued use of the name "The Guardian Bond Fund, Inc." is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Bond Fund, Inc."

A service agreement between GIS and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GIS needs to perform under the investment advisory agreement. GIS's officers are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the service agreement.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated the responsibility for voting proxies on behalf of the Fund to GIS, subject to the oversight of the Board. Pursuant to such delegation, GIS is authorized to vote proxies on behalf of the Fund in accordance with GIS's proxy voting policies and procedures, a description of which is attached as Appendix B to this SAI. Information regarding how each Fund voted proxies relating to the Fund's

STATEMENT OF ADDITIONAL INFORMATION

portfolio securities during the 12-month period ended June 30, 2005 is available without charge upon request on the Funds' website, www.guardianinvestor.com or the Securities and Exchange Commission's website, www.sec.gov.

CALCULATION OF NET ASSET VALUE

The Fund's net asset value per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE on each day in which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The calculation of the Fund's net asset value may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.

SECURITIES VALUATIONS

Securities which are listed or traded on any securities exchange are valued at the last sale price or, if there have been no sales during the day, on the closing bid price. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Securities traded on more than one exchange or system shall be valued on the exchange or system where the security is principally traded, and the applicable valuation price of the security on other exchanges or systems shall be used only if there were no trades on the principal exchange or system on that date. Securities traded both on an exchange and in the over-the-counter market are valued according to the broadest and most representative market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid price (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Repurchase agreements are carried at cost which approximates market value.

Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Fund's Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Fund's Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Fund's Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event". A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting.

TAXES

The Guardian Bond Fund qualifies and intends to remain qualified to be taxed as a regulated investment company under certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). So long as the Fund qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net investment income and net capital gains) to their shareholders, the Fund will not incur a tax liability on that portion of its net investment income and net realized capital gains which has been distributed to its shareholders. Accordingly, the Fund intends to distribute each year all or substantially all of its net investment income and net capital gains.

To qualify for treatment as a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived in connection with the pursuit of its investment objectives; (ii) distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains

THE GUARDIAN BOND FUND, INC.

from certain foreign currency transactions); and (iii) be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. The Code and the Treasury Department regulations promulgated thereunder require mutual funds that are offered through insurance company separate accounts to also meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. GIAC intends to diversify the Fund's investments in accordance with those requirements. If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits, and owners of GIAC's variable annuities and life insurance products could lose the benefit of tax deferral on distributions made to the separate accounts. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

Generally, a regulated investment company must distribute substantially all of its net ordinary income and net capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Fund intends to quality for this exemption or to comply with the calendar year distribution agreement.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and, if applicable, excise taxes.

Investments of the Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special federal income tax rules that will affect the amount, timing and character of Fund distributions. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and, if applicable, excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

Foreign Investments — The Fund is authorized to invest in foreign securities and may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities is reduced by these foreign taxes. The owners of GIAC variable annuities and life insurance products investing in the Fund effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Since the only shareholders of the Fund will be separate accounts of GIAC, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the GIAC contracts and policies, see the applicable Prospectus.

The discussion of "Taxes" in the Prospectuses, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury Regulations currently in effect as interpreted by U.S. Courts and the Internal Revenue Service. These interpretations can change at any time. The above discussion covers only U.S. federal income tax considerations with respect to the Fund. No attempt has been made to describe any state, local, foreign or other tax consequences.

STATEMENT OF ADDITIONAL INFORMATION

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. Portfolio securities purchased for the Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

State Street Bank is also the Fund's transfer agent and dividend paying agent. As such, State Street Bank issues and redeems shares of the Fund and distributes dividends to the GIAC separate accounts which invest in the Fund's shares on behalf of GIAC's variable contractowners.

State Street Bank plays no part in formulating the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund.

BROKERAGE ALLOCATION

GIS currently serves as investment adviser to several other Guardian-sponsored mutual funds and may act as investment adviser to others in the future. GIS allocates purchase and sale transactions among the Fund and its other mutual fund clients as it deems equitable. GIS is also registered with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. as a broker-dealer. GIS has no formula for the distribution of brokerage business when it places orders to buy and sell approved investments. For over-the-counter transactions, GIS will attempt to deal with a primary market maker unless better prices and execution are available elsewhere. In allocating portfolio transactions to different brokers, GIS gives consideration to brokers whom it believes can obtain the best price and execution of orders, and to brokers who furnish statistical data, research and other factual information. GIS is authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if GIS considers that the commissions it pays for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. The research services and statistical data which GIS receives in connection with the Fund's portfolio transactions may be used by GIS to benefit its other clients and will not necessarily be used in connection with the Fund.

GIS does not participate in commissions paid by the Fund to other brokers or dealers and does not knowingly receive any reciprocal business directly or indirectly as a result of paying commissions to other brokers or dealers. Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. For the fiscal years ended December 31, 2003, 2004 and 2005, the Fund paid no brokerage commissions.

LEGAL OPINIONS

The legality of the Fund shares described in the Prospectus has been passed upon by Venable LLP, 1800 Mercantile Bank and Trust Building, Two Hopkins Plaza, Baltimore, Maryland 21201.

CAPITAL STOCK

Voting Rights. Through its separate accounts, GIAC is the Fund's sole shareholder of record, so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, GIAC solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in the Fund as of the record date for the meeting. GIAC then votes the Fund's shares that are attributable to its contractowners' interests in the Fund in accordance with their instructions. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it does receive instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The independent registered public accounting firm of the Fund is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, 02116. Ernst & Young LLP audits and reports on the financial statements of the Fund which appear in the Fund's Annual Report to Shareholders for the year ended December 31, 2005. That Annual Report is incorporated by reference in this Statement of Additional Information.

THE GUARDIAN BOND FUND, INC.

APPENDIX A

Descriptions of Types of Debt Obligations

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The Fund will invest in such securities only when the Board of Directors of the Fund is satisfied that the credit risk with respect to the issuer is minimal.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Repurchase Agreements: Repurchase agreements are instruments under which the Fund purchases a debt security and obtains a simultaneous commitment from the seller (a bank or broker-dealer) to repurchase the debt security at an agreed time and price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. Repurchase agreements are fully collateralized (including the interest earned thereon) by U.S. government securities, bank obligations, cash or cash equivalents and are marked-to-market daily during their entire terms. The risk to the Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. In the event of default, the Fund is entitled to sell the underlying collateral. Any loss to the Fund will be the difference between the proceeds from the sale of the collateral and the repurchase price. If bankruptcy proceedings are commenced against the seller, disposition of the collateral by the Fund may be delayed or limited. To minimize this risk, the Board of Directors will periodically evaluate the creditworthiness of broker-dealers and banks which enter into repurchase agreements with the Fund.

Corporate Obligations: Corporate obligations include bonds and notes issued by corporations in order to finance longer term credit needs. The Fund will normally invest in corporate obligations which are rated in one of the four highest rating categories established by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or, if not rated, are of equivalent quality as determined by the Fund's investment adviser.

Description of Moody's Investors Service, Inc.'s ("Moody's") Long Term Debt Ratings

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

STATEMENT OF ADDITIONAL INFORMATION

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Ratings Group's ("Standard & Poor's") Corporate Debt Ratings

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB and B. Debt rated "BB" or "B" is regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates a lower degree of speculation than "B." While such debt will likely have some quality and protective characteristics, those characteristics can be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major categories.

Using the Ratings

These ratings represent Moody's and Standard & Poor's opinions as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. GIS will consider such an event in determining whether the Fund should continue to hold the obligation.

THE GUARDIAN BOND FUND, INC.

APPENDIX B — PROXY VOTING POLICIES AND PROCEDURES

GUARDIAN INVESTOR SERVICES LLC

Introduction

In its capacity as investment adviser to certain of the Funds, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders' economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy.

These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, GIS may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.

With limited exceptions, GIS intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.

Proxy Voting Service

GIS has retained the services of Institutional Shareholder Services ("ISS"), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on GIS's behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

GIS's investment management personnel are responsible for analyzing and evaluating each company held in each Fund's portfolio to ensure it is an appropriate investment. GIS recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon GIS's corporate governance philosophy and beliefs.

For certain proposals, GIS has instructed ISS to vote "for" or "against" the proposal in all cases. For other proposals, GIS has instructed ISS to vote on a "case-by-case" basis, along with ISS's recommendations, or to refer the proposal to GIS for consideration. In making "case-by-case" determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS's factors and policies, for certain proxy matters GIS has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, GIS has instructed ISS to consider additional factors that GIS considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by GIS. The policies and the factors considered in making "case-by-case" voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to GIS for specific voting instructions, for example, in the case of mergers and restructurings. Additionally, GIS may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.

Proxy Matters

Shareholders are generally presented with two types of proposals: (1) Management proposals, which are presented by the board of directors of a company for shareholder approval, and (2) Shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize GIS's position on typical proxy proposals.

Matters relating to the board of directors. GIS typically supports the election of directors, provided that a majority (at least two-thirds) of the board are "independent directors" and that key committees of the board of directors (audit, compensation or nominating committees) are comprised exclusively of independent directors. GIS considers a director to be "independent" if the director:

•  Has not been employed by the company or an affiliate in an executive capacity within the last 5 years;

•  Is not a member of the firm that is one of the company's paid advisors or consultants;

•  Is not employed by a significant customer or supplier;

STATEMENT OF ADDITIONAL INFORMATION

•  Does not have a personal services contract with the company;

•  Is not a founder of the company and is not a current employee;

•  Does not have a family relationship to an employee of the company, whether by blood or marriage; and

•  Is not employed by a tax-exempt organization that receives significant contributions from the company.

With respect to matters relating to the board of directors, GIS typically votes:

•  against the elimination of cumulative voting

•  against director age limits

•  against allowing the board to set its own size

•  against board classification

Other items related to the board of directors are considered on a case-by-case basis.

Compensation related proposals. GIS generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause dilution of shareholder interests. These proposals are usually voted on a case-by-case basis; however, GIS usually votes:

•  for stock option proposals that are not reserving new shares

•  for cash bonus plans

•  against a stock option plan if the potential for dilution of shareholder interest is greater than 10%

•  against proposals for repricing of stock options

•  against a stock option plan if there is significant share availability under other plans

Capitalization related proposals. Management proposals often pertain to a change in a company's capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, GIS votes on a case-by-case basis proposals to increase authorized common or preferred stock. On other capitalization-related matters, GIS usually votes:

•  for stock splits

•  for adjustments to par value

•  for elimination of a class of common stock

•  for reduction in authorized common stock

•  against dual class structure

•  against the creation of "blank check" preferred stock

Other items related to capitalization are considered on a case-by-case basis.

Corporate actions. Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a case-by-case basis. Usually, GIS votes for a change in the state of a company's organization if the new state has fewer anti-takeover provisions, and will vote for the formation of a holding company if significant anti-takeover provisions are not added.

Anti-takeover provisions. Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans ("poison pills"), fair price provisions, creation of "blank check" preferred stock, or creation of more than one class of shares having disparate voting rights. GIS usually votes against anti-takeover proposals, except that it usually votes:

•  for reduction of supermajority vote requirements

•  on a case-by-case basis proposals related to shareholder rights plans

Routine matters. Certain matters are considered "routine" in that they generally do not affect the rights of shareholders. GIS typically votes with company management on these types of issues, such as:

•  ratification of the company's auditors

•  changing date or location of annual meeting

•  changing the company name

•  amending the corporate purpose

THE GUARDIAN BOND FUND, INC.

Shareholder proposals. SEC rules permit shareholders to make proposals at a company's annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters.

Corporate governance matters. Typically, GIS votes in favor of shareholder proposals related to corporate governance matters, for example:

•  for submitting a shareholder rights plan to shareholder vote

•  for confidential voting

•  for reducing supermajority vote requirement

•  for elimination or restriction of severance agreements, and submission to shareholder vote

•  for submitting preferred stock issuance to shareholder vote

GIS will generally vote against the elimination of discretionary voting of unmarked proxies and will consider on a case-by-case basis a proposal to amend the terms of an existing shareholder rights plan.

Social, political and environmental matters. Generally, on social, political and environmental matters, GIS will support the recommendations of a company's board of directors on these matters, as long as it believes that a company's management is acting in accordance with its fiduciary duty to protect shareholders' interests. If GIS believes that a company's management does not represent shareholders' best interests, it will vote on a case-by-case basis, but, with few exceptions, GIS will vote these proposals as management recommends.

Economic matters. With respect to general economic matters, GIS will consider each proposal on a case-by-case basis.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is GIS's philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

IF GIS identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of GIS and the Funds applying uniform policies.

If ISS is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Guardian's Mutual Fund Oversight Committee. The Mutual Fund Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Mutual Fund Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Audit Committee of the Board of Directors for guidance.

STATEMENT OF ADDITIONAL INFORMATION

THE GUARDIAN BOND FUND, INC.

PART C. OTHER INFORMATION

Item 23. Exhibits

Number	Description

(a)	— Articles of Incorporation(2)
(b)	— By-Laws(2)
(c)	— Not Applicable
(d)	— Investment Advisory Agreement(2)
(e)(i)	— Selected Dealers Agreement(1)
(e)(ii)	— Distribution Agreement(1)
(f)	— Not Applicable
(g)	— Custodian Agreement and Amendment to Custodian Agreement(2)

(h)	— Transfer Agency Agreement(2)

(i)	— Opinion and Consent of Counsel

(j)	— Consent of Ernst & Young LLP

(k)	— Not Applicable
(l)	— Letter from The Guardian Insurance & Annuity Company, Inc. with respect to providing the initial capital for the Registrant(1)

(m)	— Not Applicable
(n)	— Not Applicable
(o)	— Reserved

(p)(i)	— Code of Ethics(4)

(p)(ii)	— Code of Ethics of Guardian Investor Services LLC and Registrant(6)

(q)(i)	— Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of the Fund(3)

(q)(ii)	— Powers of Attorney executed by certain Directors(7)
(q)(iii)	— Power of Attorney

(1)                                  Incorporated by reference to Registrant’s filing (Reg. No. 2-81150) of March 29, 1983.

(2)                                  Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 28, 1998.

(3)                                  Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 29, 1999.

(4)                                  Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 25, 2000.

(5)                                  Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 26, 2004.

(6)                                  Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s registration statement on Form N-1A (Reg. No. 2-81150), filed via EDGAR on April 29, 2005.

(7)           Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's registration statement on Form N-1 A (Reg. No. 2-81150) filed via EDGAR on November 16, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”) as of March 31, 2006. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percentage of Voting Securities Owned

The Guardian Insurance & Annuity Company, Inc.	Delaware	100%

Guardian Investor Services LLC	Delaware	100%

Guardian Baillie Gifford Limited	Scotland	51%

Park Avenue Securities LLC	Delaware	100%

Berkshire Life Insurance Company of America	Massachusetts	100%

Guardian Trust Company, FSB	Federal Savings Bank	100%

Park Avenue Life Insurance Company	Delaware	100%

Family Service Life Insurance Company	Texas	100%

Sentinel American Life Insurance Company	Texas	100%

Managed Dental Care	California	100%

Private Healthcare Systems, Inc.	Delaware	25% of Class A
		14.75% of Class B

First Commonwealth, Inc.	Delaware	100%

First Commonwealth Limited Health Services Corporation	Illinois	100%

First Commonwealth Limited Health Services Corporation	Wisconsin	100%

First Commonwealth of Illinois, Inc.	Illinois	100%

First Commonwealth Reinsurance Company	Arizona	100%

First Commonwealth of Missouri, Inc.	Missouri	100%

First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%

First Commonwealth Insurance Company	Illinois	100%

First Commonwealth Health Services Corporation	Illinois	100%

Managed DentalGuard, Inc.	New Jersey	100%

Managed DentalGuard, Inc.	Texas	100%

Innovative Underwriters, Inc.	New Jersey	100%

Innovative Underwriters of Hawaii, Inc.	Hawaii	100%

Hanover Acquisition LLC	Delaware	100%

The Guardian Tax-Exempt Fund	Massachusetts	87.21%

The Guardian Baillie Gifford International Growth Fund	Massachusetts	29.33%

The Guardian Investment Quality Bond Fund	Massachusetts	38.51%

The Guardian Park Avenue Small Cap Fund	Massachusetts	24.13%

The Guardian Baillie Gifford Emerging Markets Fund	Massachusetts	36.42%

The Guardian High Yield Bond Fund	Massachusetts	81.54%

The Guardian Small Cap Stock Fund	Maryland	48.92%

The Guardian VC Asset Allocation Fund	Maryland	41.28%

The Guardian VC 500 Index Fund	Maryland	43.32%

The Guardian VC High Yield Bond Fund	Maryland	49.94%

The Guardian S&P 500 Index Fund	Massachusetts	12.07%

The Guardian Park Avenue Fund	Massachusetts	13.94%

Guardian UBS Large Cap Value Fund	Massachusetts

Guardian UBS Small Cap Value Fund	Massachusetts	89.81%

Guardian UBS VC Large Cap Value Fund	Maryland	76.08%

Guardian UBS VC Small Cap Value Fund	Maryland	37.79%

The Guardian Low Duration Bond Fund	Massachusetts	71.04%

The Guardian VC Low Duration Bond Fund	Maryland	28.26%

Item 25. Indemnification

Reference is made to Registrant’s Articles of Incorporation which have been filed as Exhibit Number 1 to Post-Effective Amendment No. 17 to the Registration Statement on April 28, 1998 and are incorporated herein by reference.

The Registrant has agreed to indemnify the disinterested Directors of the Registrant under certain circumstances, including but not limited to, if a disinterested Director is called as a third-party witness in a legal proceeding by reason of his or her status as a Director of the Registrant.

Item 26. Business and Other Connections of Investment Adviser

Guardian Investor Services LLC (“GIS”) acts as the sole investment adviser for The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and 11 of the 13 series funds comprising The Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund and one of the three series funds comprising GIAC Funds, Inc., namely The Guardian Small Cap Stock Fund. GIS is also the manager of Gabelli Capital Asset Fund. GIS’s principal business address is 7 Hanover Square, New York, New York 10004. In addition, GIS is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

A list of GIS’s officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS	Other Substantial Business, Profession, Vocation or Employment

Robert E. Broatch	Manager

Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America since 7/02. Executive Vice President and Chief Financial Officer, GAB prior thereto. Director, The Guardian Insurance & Annuity Company, Inc.

Armand M. de Palo	Manager	Executive Vice President and Chief Actuary, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Gary B. Lenderink	Manager	Executive Vice President, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Bruce C. Long	President and Manager	Executive Vice President, Equity, The Guardian Life Insurance Company of America. President and Director, The Guardian Insurance & Annuity Company, Inc.

Dennis J. Manning	Manager

President & Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President & Chief Operating Officer, 1/02 to 12/02; Executive Vice President & Chief Operating Officer prior thereto. Director, The Guardian Insurance & Annuity Company, Inc.

Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer

Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America; Senior Vice President and Chief Compliance Officer, The Guardian Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.

Frank L. Pepe	Senior Vice President and Controller

Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance and Annuity Company, Inc. since 2004; Vice President and Controller prior thereto. Officer of the Guardian-sponsored mutual funds.

Richard T. Potter, Jr.	Senior Vice President and Counsel

Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance and Annuity Company, Inc. since 2004; Vice President and Counsel prior thereto. Officer of the Guardian-sponsored mutual funds.

Thomas G. Sorell	Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 2003. Senior Managing Director, Investments, prior thereto. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc. President of the Guardian-sponsored mutual funds.

Donald P. Sullivan	Senior Vice President	Vice President, The Guardian Life Insurance Company of America. Senior Vice President, The Guardian Insurance and Annuity Company, Inc. since 2004; Vice President prior thereto.

Peggy L. Coppola	Senior Vice President	Vice President, The Guardian Life Insurance Company of America. Senior Vice President, The Guardian Insurance and Annuity Company, Inc. since 2004; Vice President prior thereto.

Joseph A. Caruso	Manager, Executive Vice President and Secretary

Director, Executive Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 2006; Director, Senior Vice President and Corporate Secretary since 2005; Senior Vice President and Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.

Item 27. Principal Underwriters

(a) GIS is the principal underwriter and distributor of the thirteen series funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC’s variable contractowners.

(b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York,
New York 10004.

Name	Position(s) with Underwriter	Position(s) with Registrant

Robert E. Broatch	Manager	None

Armand M. de Palo	Manager	None

Gary B. Lenderink	Manager	None

Bruce C. Long	President & Manager	None

Dennis J. Manning	Manager	Chairman of the Board

Thomas G. Sorell	Executive Vice President and Chief Investment Officer	President

Frank C. Pepe	Senior Vice President and Controller	Senior Vice President and Treasurer

Richard T. Potter, Jr.	Senior Vice President and Counsel	Senior Vice President and Counsel

Donald P. Sullivan, Jr.	Senior Vice President	Vice President

Peggy L. Coppola	Senior Vice President	None

Joseph A. Caruso	Manager, Executive Vice President and Corporate Secretary	Executive Vice President and Corporate Secretary

Dennis S. Callahan	Manager	None

(c) Not Applicable.

Item 28. Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant’s corporate records are maintained by the Registrant at 7 Hanover Square, New York, New York 10004.

Item 29. Management Services

None.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, The Guardian Bond Fund, Inc. certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of April, 2006.

THE GUARDIAN BOND FUND, INC.

By	/s/ THOMAS G. SORELL
Thomas G. Sorell
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/THOMAS G. SORELL	President
Thomas G. Sorell	(Principal Executive Officer)

/s/FRANK L. PEPE	Vice President and Treasurer
Frank L. Pepe	(Principal Financial and Accounting Officer)

/s/ KATHLEEN C. CUOCOLO*	Director
Kathleen C. Cuocolo

/s/ FRANK J. FABOZZI*	Director
Frank J. Fabozzi

/s/ARTHUR V. FERRARA*	Director
Arthur V. Ferrara

/s/LEO R. FUTIA*	Director
Leo R. Futia

/s/ WILLIAM N. GOETZMANN*	Director
William N. Goetzmann

/s/ ANNE M. GOGGIN*	Director
Anne M. Goggin

/s/WILLIAM W. HEWITT, JR.*	Director
William W. Hewitt, Jr.

/s/SIDNEY I. LIRTZMAN*	Director
Sidney I. Lirtzman

/s/ DENNIS J. MANNING*	Director
Dennis J. Manning

/s/ STEVEN J. PAGGIOLI*	Director
Steven J. Paggioli

/s/ ROBERT G. SMITH*	Director
Robert G. Smith

By /s/ FRANK L. PEPE	Date: April 28, 2006
FRANK L. PEPE
* Pursuant to a Power of Attorney

Exhibit List

Item 23(i)	Opinion and Consent of Counsel
Item 23(j)	Consent of Ernst & Young LLP
Item 23(q)(iii)	Power of Attorney